This document consists of 7 pages,
                                                 of which this page is number 1


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 5, 1997


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware             0-22558               95-4439361
(State or Other Jurisdiction(Commission            (IRS Employer
     of Incorporation)     File Number)         Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)

                                             This document consists of 7 pages,
                                                 of which this page is number 2

ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 5, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit "A."

                                             This document consists of 7 pages,
                                                 of which this page is number 3

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 5, 1997                 IWERKS ENTERTAINMENT, INC.



                              By:   /s/ Bruce Hinkley
                                  ------------------------------
                                   Bruce Hinkley
                                   Chief Financial Officer

                                             This document consists of 7 pages,
                                                 of which this page is number 4


                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------
A.        Press Release dated March 5, 1997.                             5

                                             This document consists of 7 pages,
                                                 of which this page is number 5

                                                                      Exhibit A

                                    [LOGO]
FOR IMMEDIATE RELEASE
---------------------------------


                        IWERKS ENTERTAINMENT ACQUIRES
                      ADVANCED NEW TECHNOLOGY FOR LARGE
                           FORMAT THEATRE EXPANSION


                       PIONEER TECHNOLOGY CORPORATION'S
                PROPRIETARY LINEAR-LOOP (REGISTERED TRADEMARK)
                             TECHNOLOGY VIEWED AS
                      MAJOR PROJECTION TECHNOLOGY ADVANCE



March 5, 1997 - (Burbank, CA) - Iwerks Entertainment (Nasdaq NMS: IWRK), one of the world's leading creators of multi-sensory entertainment attractions, today announced it has acquired Burbank-based Pioneer Technology Corporation and related entities and technologies, including patent rights, for an undisclosed amount of cash and stock.

Pioneer creates unique specialty and large-format projection technologies, including an 8-perforation 70mm projector that uses a proprietary Linear-Loop (Registered Trademark) process. "The Pioneer Linear-Loop (Registered Trademark) projector offers enhanced image stability, ease of operation, and more operational flexibility than other large-format projection system on the market today," according to Don Iwerks, Vice Chairman of Iwerks Entertainment.

"Our acquisition of Pioneer underscores our commitment to large-format entertainment and projection systems," said Roy A. Wright, Iwerks President and CEO. "This proprietary new technology, combined with our strong attractions expertise, will help us offer a new, economically viable alternative for the large-format theatre operators and firmly establish Iwerks as a leading provider to this marketplace."

The Pioneer technology, which the company believes represents one of the most significant advancement in film handling and projection technology in the last 30 years, is a highly stable, pin-registered, non-friction format in which the film is literally transported on a column of air.

The Linear-Loop (Registered Trademark) refers to the fact that the air column is used to form a loop in the film as it runs vertically through the projector and then is pressed flat on registration pins over the shutter aperture as light is projected through each frame. "This is a very sophisticated technology and we are pleased that it has successfully operated in several sites worldwide," said Linear-Loop (Registered Trademark) creator Ron Schmidt.

                                   - MORE --

                                             This document consists of 7 pages,
                                                 of which this page is number 6

"The Linear-Loop (Registered Trademark) technology has been very successful at a number of sites, including Destination Cinema's Hearst Castle theatre in San Simeon," said Pioneer's President Don Stults. "We are thrilled to be a part of the Iwerks team and look forward to helping Iwerks increase its marketshare in this important arena."

"With the rapid growth in interest in large-format theatres, this technology has the potential of making a significant positive impact on the financial model faced by large screen theatre operators," continued Wright. "The Linear-Loop (Registered Trademark) projector projects a large-format image and offers performance characteristics similar to the larger and much more expensive "rolling loop" projectors currently made by Iwerks and Imax, but at a much more affordable level."

The Pioneer system has less wear and tear on the film prints than does claw and pullldown geneva systems in use virtually everywhere else. In addition, the positive air pressure on the film path keeps the projector cleaner and thus it requires significantly less routine maintenance and cleaning than normal projectors.

Because of the ease of transport, not only does the film move forward smoothly through the projector for viewing but it also can be rewound through the gate at more than 3 times normal speed, to allow for automatic rewind and reset of the projector.

While this new technology can be used as a replacement component for a number of Iwerks' current products, the Company views its largest potential impact will come from the growth of its worldwide large-format theatre network, and does not anticipate immediate incremental revenue.

Burbank-based Iwerks Entertainment is one of the world's leading producers of high-tech multi-sensory experiences such as ride simulation, 2D and 3D giant screen theatres, and other immersive attractions. Serving entertainment, information, and consumer marketing providers, Iwerks experiences can be found worldwide at prestigious locations such as Time Warner/Six Flags Theme Parks, Viacom's Block Party, Hoyts Cinemas, NASA/Houston Space Center, The Orlando Science Center, and Dave & Buster's. For complete information, access www.iwerks.com.

                                   - MORE --

                                             This document consists of 7 pages,
                                                 of which this page is number 7


This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, the limited protection provided by United States patent laws, advances in competing technologies, the Company's ability to successfully market and sell the acquired technologies, customer acceptance of the acquired technologies in the marketplace, the effects of competition and other factors detailed in the Company's Securities and Exchange Commission filings.

Contacts:

Vito Sanzone                            Nevena Orbach
Iwerks Entertainment                    The Orbach Company
(818) 841-7766                          (818) 904-0500